UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2006

FORMFACTOR, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50307	13-3711155
(Commission	(IRS Employer
File Number)	Identification No.)

7005 Southfront Road, Livermore, CA	94551
(Address of principal executive offices)	(Zip Code)

(925) 290-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

FormFactor, Inc. filed its Form 10-K for the fiscal year ended December 31, 2005 on March 1, 2006.  The Form 10-K of FormFactor incorporates by reference certain information from its definitive Proxy Statement for the 2006 Annual Meeting of Stockholders, which FormFactor intends to file within 120 days of the end of fiscal 2005 in accordance with applicable SEC rules and regulations.  Exhibit 99.01, which is incorporated herein by reference, includes certain information that FormFactor intends to provide in its Proxy Statement for the 2006 Annual Meeting of Stockholders for incorporation by reference in its Form 10-K for fiscal 2005.

Item 9.01.      Financial Statements and Exhibits.

Exhibit
Number	Exhibit Title or Description
99.01	Information for Part III of Form 10-K for the fiscal year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2006	FORMFACTOR, INC.

	By:	/s/ STUART LOWELL MERKADEAU
Stuart Lowell Merkadeau
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description
99.01	Information for Part III of Form 10-K for the fiscal year ended December 31, 2005.